IMPAIRMENT OF LONG-LIVED ASSETS	12 Months Ended
Mar. 31, 2011
IMPAIRMENT OF LONG-LIVED ASSETS

21. IMPAIRMENT OF LONG-LIVED ASSETS

In the year ended March 31, 2009, pursuant to ASC 360 “Property, Plant and Equipment,” Kyocera recognized ¥2,309 million of an impairment loss on long-lived assets which were used for a production of Organic Light-Emitting Diode (OLED) displays in the Electronic Device Group. Such loss was included in selling, general and administrative expenses. Since qualities and characteristics of OLED displays requested by the users heightened recently and Kyocera changed the target of production in which they were used, Kyocera transferred such business from a manufacturing department to a research and development department. As a result of this transfer, Kyocera reviewed the future plan of OLED displays business and concluded the expected undiscounted cash flow from the long-lived assets of OLED displays business less than its carrying value. Consequently, Kyocera recorded a loss on impairment based on the amount by which the carrying value exceeded the fair value of the long-lived assets of OLED displays business. The fair value of the long-lived assets of OLED displays business was estimated using the expected present value of future cash flow.